UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2026

DILLARD'S, INC.
(Exact name of registrant as specified in its charter)

Texas	1-6140	71-0388071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Cantrell Road, Little Rock, Arkansas	72201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (501) 376-5200

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	DDS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 4, 2026, Dillard’s, Inc., a Texas corporation (the “Company”), completed the transactions contemplated by that certain Agreement and Plan of Merger, dated as of March 20, 2026 (the “Original Merger Agreement,” and as amended on March 25, 2026, the “Merger Agreement”), by and among the Company, W.D. Company, Inc., an Arkansas corporation (“WDC”), and Alex Dillard (solely in his capacity as the representative of the shareholders of WDC), including the merger of WDC with and into the Company (the “Merger”), with the Company surviving the Merger (collectively, the “Transactions”).

WDC was a privately held Arkansas corporation that was organized as a family holding company to own and hold shares of Dillard’s Common Stock (as defined below) primarily for the benefit of the Dillard family. WDC had no business operations and engaged in no business activities other than (a) owning, holding, and disposing of certain equity securities, including shares of Class A common stock, par value $0.01 per share, of the Company (the “Dillard’s Class A Common Stock”), shares of Class B common stock, par value $0.01 per share, of the Company (the “Dillard’s Class B Common Stock” and, together with the Dillard’s Class A Common Stock, the “Dillard’s Common Stock”) and a de minimis amount of shares of another publicly traded common stock, and (b) receiving cash dividends from the Company and distributing such dividends directly to WDC’s shareholders (the “WDC Shareholders”), in each case solely in a manner incidental to the ownership of such securities and the maintenance of WDC’s corporate existence. As of the date of the Merger Agreement, WDC owned 41,496 shares of Dillard’s Class A Common Stock and 3,985,776 shares of Dillard’s Class B Common Stock.

At the effective time of the Merger (the “Effective Time”), in accordance with the terms and conditions set forth in the Merger Agreement, each share of voting common stock, $1.00 par value per share, of WDC (the “WDC Voting Common Stock”) and each share of non-voting common stock, $1.00 par value per share, of WDC (the “WDC Non-Voting Common Stock”, and together with the WDC Voting Common Stock, the “WDC Common Stock”), issued and outstanding immediately prior to the Effective Time was cancelled, and each WDC Shareholder became entitled to receive such WDC Shareholder’s Pro Rata Share (as defined below) of (a) up to 41,496 shares of Dillard’s Class A Common Stock and up to 3,985,776 shares of Dillard’s Class B Common Stock, excluding, for the avoidance of doubt, any fractional shares; and (b) the amount in cash equal to the sum of (i) WDC’s cash and cash equivalents as of the closing date of the Merger (the “Closing Date”), plus (ii) the amount equal to the average of the high and low trading prices of other publicly traded securities owned by WDC, determined on the last trading day two (2) business days prior to the Closing Date. “Pro Rata Share” means, with respect to any WDC Shareholder, a fraction expressed as a percentage, the numerator of which is the number of shares of WDC Common Stock held by such WDC Shareholder immediately prior to the Effective Time and the denominator of which is the total number of shares of WDC Common Stock issued and outstanding immediately prior to the Effective Time.

At the Effective Time, the shares of Dillard’s Common Stock held by WDC immediately prior to the Effective Time automatically became treasury stock of the Company, as the surviving corporation, and, immediately thereafter, were cancelled and returned to the status of authorized but unissued shares available for future reissuance. As a result of the payment of cash in lieu of fractional shares, the Company ultimately issued 41,494 shares of Dillard’s Class A Common Stock and 3,985,758 shares of Dillard’s Class B Common Stock, in the aggregate, to WDC Shareholders (the “Aggregate Issued Stock Merger Consideration”) and paid $85,652.51 in cash, in the aggregate, to WDC Shareholders. Because the shares of Dillard’s Common Stock held by WDC were cancelled, and the number of shares of Dillard’s Class A Common Stock and Dillard’s Class B Common Stock held by WDC immediately prior to the Effective Time exceeded the Aggregate Issued Stock Merger Consideration, the former WDC Shareholders, collectively, have a slightly lower percentage interest in the voting power, liquidation value and aggregate book value of the Company following the consummation of the Merger as such shareholders held immediately prior to the Effective Time. Accordingly, there was no dilution to current shareholders of the Company as a result of the Merger.

The foregoing description of the Merger Agreement and the Transactions, including the Merger, in this Form 8-K does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of (i) the Original Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K dated March 20, 2026, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 20, 2026 and is incorporated herein by reference, and (ii) Amendment No. 1 to Agreement and Plan of Merger, dated as of March 25, 2026, a copy of which was filed as Exhibit 2(c) to the Annual Report on Form 10-K for the fiscal year ended January 31, 2026 and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 2.01 with respect to the issuance of the Aggregate Issued Stock Merger Consideration to WDC Shareholders pursuant to the Merger Agreement is incorporated herein by reference. The shares of Dillard’s Class A Common Stock and Dillard’s Class B Common Stock comprising the Aggregate Issued Stock Merger Consideration were issued in reliance on the exemption from registration requirements of the Securities Act of 1933, as amended, provided by Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of March 20, 2026, by and among Dillard’s, Inc., W.D. Company, Inc., and Alex Dillard, solely in his capacity as the Shareholder Representative (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on March 20, 2026).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of March 25, 2026, by and between Dillard’s, Inc. and W.D. Company, Inc. (incorporated by reference to Exhibit 2(c) to the Annual Report on Form 10-K for the fiscal year ended January 31, 2026).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish to the SEC a copy of any omitted schedule or exhibit upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 4, 2026

Dillard’s, Inc.

		By:	/s/ Phillip R. Watts
		Name:	Phillip R. Watts
		Title:	Senior Vice President, Co-Principal Financial Officer and Principal Accounting Officer

		By:	/s/ Chris B. Johnson
		Name:	Chris B. Johnson
		Title:	Senior Vice President and Co-Principal Financial Officer